The Trust, a former and current trustee of the Trust, the Adviser and certain officers of the Adviser are defendants in an action filed May 2, 2017 in the Superior Court of New Jersey captioned PureShares, LLC d/b/a PureFunds et al. v. ETF Managers Group, LLC et al., Docket No. C-63-17. The PureShares action alleges claims based on disputes arising out of contractual relationships with the Adviser. The action seeks damages in unspecified amounts and injunctive relief based on breach of contract, wrongful termination, and several other theories. The matter is scheduled for trial in January 2020.

The Adviser, its parent, Exchange Traded Managers Group, LLC and its chief executive officer are=defendants in a case filed on October 26, 2017 in the United States District Court for the Southern District of
New York by NASDAQ, Inc. captioned Nasdaq, Inc. v. Exchange Traded Managers Group, LLC et al., Case 1:17-cv-08252. This action arises out of related facts and circumstances in the New Jersey litigation and asserts claims for breach of contract, wrongful termination and certain other theories with respect to the same exchange traded funds discussed above. The matter was the subject of a bench trial in the Southern District of New York in May 2019, with closing arguments held on July 10, 2019. The parties are now awaiting the decision of the court. While the Adviser cannot predict the outcome of this lawsuit, the Adviser believes that any judgement against it will not affect its ability to continue to act as investment adviser to the Funds. Management of the Trust and the Funds, after consultation with legal counsel, believes that the resolution of these matters will not have a material adverse effect on the Funds financial statements.